                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  JULY 17, 2000
                Date of Report (Date of earliest event reported)



                                  NUMEREX CORP.
             (Exact name of registrant as specified in its charter)



        PENNSYLVANIA                    0-22920                11-2948749
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)        Identification Number)




                              1600 PARKWOOD CIRCLE
                                    SUITE 200
                             ATLANTA, GEORGIA 30339
                                 (770) 693-5950
          (Address of principal executive offices, including zip code, and telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

On July 17, 2000, NUMEREX CORP. completed a repurchase of 500,000 of its shares of common stock from Kenneth Manser, a former director and founding shareholder, at a price of $8.00 per share.

In connection with the repurchase, Mr. Manser agreed to a lock-up on the disposition of his remaining shares, and granted NUMEREX CORP. a right of first refusal with respect to additional sales of shares.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Press release dated August 1, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, NumereX Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            NUMEREX CORP.


                                            By: /S/ PETER J. QUINN
                                               --------------------------------
                                                Peter J. Quinn
                                                Chief Financial Officer


Date:    July 31, 2000

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                                 PRESS RELEASE

                                                             INVESTOR RELATIONS
                                                                   770-693-5950

FOR IMMEDIATE RELEASE

                        NUMEREX REPURCHASES STOCK FROM
                               RETIRED DIRECTOR

ATLANTA, GA (AUGUST 1, 2000) - NUMEREX CORP. (NASDAQ: NMRX), today filed a Form 8-K with the SEC announcing the repurchase of 500,000 shares of its common stock from a former director and founding shareholder following his retirement, at a price of $8.00 per share. In connection with the repurchase, the Company was granted a lock-up for a negotiated period and a right of first refusal on the disposition of additional sale of shares.

Stratton J. Nicolaides, Chairman and CEO, stated, "This transaction is viewed as a timely and attractive opportunity in the best interest of our stockholders and consistent with the Company's view of enhancing shareholder value."

NumbereX is a technology company comprised of operating subsidiaries that develop and market a wide range of communications and information products and services. The Company's primary focus is wireless communication and information products and services utilizing proprietary network technologies. Through its two major business units, the Company offers products and services in wireless communications through Cellemetry-Registered Trademark- and Data1Source-TM- and digital multimedia networking through PowerPlay-TM-. These services enable customers around the globe to monitor and move information for a variety of applications, ranging form home and business security to distance learning networks. In addition, NumereX offers wireline alarm security equipment and services, as well as telecommunications network operational support systems, equipment and services.

For more information on NumereX, please visit our Web Site at www.nmrx.com.

STATEMENTS CONTAINED IN THIS PRESS RELEASE THAT ARE NOT HISTORICAL FACT ARE "FORWARD-LOOKING" STATEMENTS AND INVOLVE IMPORTANT RISKS AND UNCERTAINTIES. SUCH RISKS AND UNCERTAINTIES, WHICH ARE DETAILED IN NUMBEREX'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, COULD CAUSE NUMEREX'S RESULTS TO DIFFER MATERIALLY FROM CURRENT EXPECTATIONS AS EXPRESSED IN THIS PRESS RELEASE.

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